Exhibit 10.1
PURCHASE AGREEMENT
August 10, 2005
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
          NII Holdings, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to Goldman, Sachs & Co. (the “Initial Purchaser”) $300,000,000 principal amount of its 2.75% Convertible Notes due 2025 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture to be dated as of August 15, 2005 (the “Indenture”) between the Company and Wilmington Trust Company, as trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchaser not more than an additional $50,000,000 principal amount of its 2.75% Convertible Notes due 2025 (the “Additional Securities”) if and to the extent that the Initial Purchaser shall have determined to exercise the right to purchase such Additional Securities granted to the Initial Purchaser in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities.” The Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Underlying Securities”) in accordance with the terms of the Securities and the Indenture.
          The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.
          The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined herein) between the Company and the Initial Purchaser (the “Registration Rights Agreement”).
          In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum” and, with the Preliminary Memorandum, each a “Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. As used herein, the term “Memorandum” shall include in each case the documents incorporated by reference therein. The terms “supplement,” “amendment” and “amend” as used herein with respect to a Memorandum shall include all documents deemed to be incorporated by reference in the Preliminary Memorandum or Final Memorandum that are filed subsequent to the date of such Memorandum with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
          1. Representations and Warranties. The Company represents and warrants to, and agrees with, the Initial Purchaser that:
          (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in either Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchaser to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in either Memorandum based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser through you expressly for use therein.
          (b) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries listed on Schedule I (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole (a “Material Adverse Effect”).
          (c) Each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent that such jurisdiction recognizes the legal concept of good standing), has the power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent that such jurisdiction recognizes the legal concept of good standing) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock, membership interests or equity interests, as the case may be, of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent that such jurisdiction recognizes the legal concept of non-assessability) and except as set forth on Schedule I are owned directly or indirectly by the Company, and, except as described in the Final Memorandum, are free and clear of all liens, encumbrances, equities or claims. The Subsidiaries listed on Schedule I are all of the subsidiaries of the Company other than inactive subsidiaries.
          (d) This Agreement has been duly authorized, executed and delivered by the Company.
          (e) The Company has an authorized capitalization as set forth in the Final Memorandum and all of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof contained in the Final Memorandum under the caption “Description of Capital Stock.”
          (f) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement.

          (g) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.
          (h) Each of the Indenture and the Registration Rights Agreement has been duly authorized and, when executed and delivered by the parties thereto as of the Closing Date, will be a valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.
          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company or (iii) any agreement or other instrument binding upon the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, with respect to clauses (i) and (iii), to the extent that any contravention would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement and as to which the failure to so obtain would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Indenture, the Securities and the Registration Rights Agreement.
          (j) The consolidated financial statements, together with the related schedules and notes, incorporated by reference in the Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, to normal year-end adjustments); said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved.
          (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).
          (l) There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject, other than proceedings accurately described in the Final Memorandum, that would have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Final Memorandum.
          (m) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants

(“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
          (n) To the knowledge of the Company, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.
          (o) The Company is not, and after giving effect to the offering and sale of the Securities and the concurrent issuance and sale of the Common Stock and the application of the proceeds thereof as described in the Final Memorandum, will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
          (p) Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation or by-laws (or comparable corporate documents) and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, except for such violations or defaults that are described in the Final Memorandum or would not result in a Material Adverse Effect.
          (q) Subsequent to the date as of which information is given in the Final Memorandum, (i) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business or not described in or contemplated by the Final Memorandum; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than repurchases of unvested shares of the Company’s capital stock pursuant to its equity incentive plans); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Final Memorandum.
          (r) The Company and its Subsidiaries own or have the right to use, or can acquire or obtain the right to use on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or have the right to use such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect, or except as described in the Final Memorandum. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (s) Except as described in the Final Memorandum, each of the Company and the Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings, if any, with all federal, state and local and foreign governmental, administrative or regulatory authorities and organizations, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, including providing digital enhanced specialized mobile radio services as currently conducted by them, except to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings, if any, would not have a Material Adverse Effect and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.
          (t) PricewaterhouseCoopers LLP, who have certified the financial statements and supporting schedules for the Company incorporated by reference in the Final Memorandum, and Deloitte & Touche LLP are each independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.
          (u) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (v) Except as disclosed or incorporated by reference in the Final Memorandum, the Company’s internal control over financial reporting, as determined in Rule 13a-15(f) of the Exchange Act, were evaluated for effectiveness by management of the Company and were determined to be effective as of December 31, 2004, and since the date of the latest audited financial statements included in the Final Memorandum, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting.
          (w) Except as disclosed or incorporated by reference in the Final Memorandum, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that information relating to the Company and its subsidiaries that is required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is made known to the Company’s management, including its principal executive officer and principal financial officer, and by others within those entities as appropriate to allow timely decisions regarding required disclosure; such disclosure controls and procedures were evaluated for effectiveness by management of the Company and were determined to be effective as of June 30, 2005, and since the date of such evaluation, there have been no significant changes in the disclosure controls and procedures that are reasonably likely to materially adversely affect the disclosure controls and procedures.
          (x) Except as disclosed in the Final Memorandum, the Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are effective as of the date hereof.
          (y) None of the Company or any of its Subsidiaries has committed any act in violation of the Foreign Corrupt Practices Act, as amended, that would have a Material Adverse Effect.

          (z) Except as described in the Final Memorandum and except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.
          (aa) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
          (bb) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser on the Closing Date in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”).
          (cc) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
          2. Agreements to Sell and Purchase. Upon the basis of the representations and warranties of the Initial Purchaser herein contained, the Company hereby agrees to sell to the Initial Purchaser, and the Initial Purchaser, upon the basis of the representations and warranties of the Company herein contained, but subject to the conditions hereinafter stated, agrees to purchase from the Company $300,000,000 principal amount of Firm Securities at a purchase price of 97.5% of the principal amount thereof (the “Purchase Price”).
          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser shall have the right to purchase up to $50,000,000 principal amount of Additional Securities at the Purchase Price. The Initial Purchaser may exercise this right in whole or from time to time in part by giving written notice of each election to exercise this right not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchaser and the date on which such Additional Securities are to be purchased (the “Option Closing Date”). Each Option Closing Date must be at least one business day after the written notice is given and may not be earlier than the Closing Date (as defined in Section 4 hereof) nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4.
          The Company hereby agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period ending 90 days after the date of the Final Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of its common stock, par value $0.001 per share (the “Common Stock”), or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the issuance and sale of the Securities under this Agreement and any issuance of Underlying Securities upon conversion of any Securities, (B) the issuance by the Company of any shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) the issuance or sale by the Company of shares of Common Stock or any other security, other than securities substantially similar to the Securities and convertible into shares of Common Stock, in consideration for or in connection with the financing of the acquisition of stock, companies or assets, including spectrum and (D) the granting of any options, deferred shares or other equity awards under the Company’s equity incentive plans, so long as such options do not vest and become exercisable or such deferred shares or other awards do not vest, in each case, in the absence of extraordinary events or occurrences beyond the control of the grantee or recipient, until after the expiration of such 90-day period.
          3. Terms of Offering. The Initial Purchaser has advised the Company that it will make an offering of the Securities purchased by the Initial Purchaser hereunder on the terms to be set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.
          4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on August 15, 2005, or at such other time on the same or such other date, not later than August 22, 2005, as shall be designated in writing by the Initial Purchaser. The time and date of such payment are hereinafter referred to as the “Closing Date.”
          Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the account of the Initial Purchaser at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than September 15, 2005, as shall be designated in writing by the Initial Purchaser.
          The Securities shall be in definitive form or global form, as specified by the Initial Purchaser, and registered in such names and in such denominations as the Initial Purchaser shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the account of the Initial Purchaser, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchaser duly paid, against payment of the Purchase Price therefor.
          5. Conditions to the Initial Purchaser’s Obligations. The obligation of the Initial Purchaser to purchase and pay for the Firm Securities on the Closing Date are subject to the following conditions:
          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and prior to any subsequent Option Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Final Memorandum.
          (b) The Initial Purchaser shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
          (c) The Initial Purchaser shall have received on the Closing Date an opinion of Williams Mullen, outside counsel for the Company, dated the Closing Date, in the form set forth in Exhibit A.
          (d) The Initial Purchaser shall have received on the Closing Date the opinions of special foreign counsel for the Company in Argentina, Brazil, Chile, Mexico and Peru, dated the Closing Date, in the respective forms set forth in Exhibits B-1, B-2, B-3, B-4 and B-5.
          (e) The Initial Purchaser shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchaser, dated the Closing Date.
          (f) The Initial Purchaser shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchaser, from each of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Final Memorandum; provided that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
          (g) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between the Initial Purchaser and certain officers of the Company as set forth in Schedule II hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Initial Purchaser on or before the date hereof, shall be in full force and effect on the Closing Date.
          (h) At or prior to the Closing Date, the Company and the Trustee shall have executed and delivered the Indenture, and the Company and the Initial Purchaser shall have executed and delivered the Registration Rights Agreement in the form of Exhibit D hereto.
          (i) The Initial Purchaser shall have received from the Chief Executive Officer and the Chief Financial Officer of the Company a letter, in form and substance satisfactory to the Initial Purchaser and dated the date hereof, relating to certain financial information included or incorporated by reference in the Final Memorandum that is not covered in the “comfort letters” referenced in 5(f) above.

          (j) Counsel for the Initial Purchaser shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained.
          (k) The obligation of the Initial Purchaser to purchase Additional Securities hereunder is subject to the delivery to the Initial Purchaser on each Option Closing Date of each of the documents referred to above dated as of the Option Closing Date (except that insofar as any documents relate to Securities, they may be limited to covering only Additional Securities).
          6. Covenants of the Company. In further consideration of the agreements of the Initial Purchaser contained in this Agreement, the Company covenants with the Initial Purchaser as follows:
          (a) To furnish to the Initial Purchaser in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c), as many copies of the Final Memorandum and any supplements and amendments thereto as you may reasonably request.
          (b) Before amending or supplementing the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which the Initial Purchaser reasonably objects.
          (c) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchaser, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchaser, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.
          (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.
          (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses (which shall not include any Initial Purchaser’s discounts or commissions payable to the Initial Purchaser) incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each Memorandum and all amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchaser, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchaser, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchaser in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar, paying agent or depositary, (vii) the cost of printing certificates representing the Securities, if printed, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, the Indenture and the Registration Rights Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, and the last paragraph of Section 10 below, the Initial Purchaser will pay all of its costs and expenses, including fees and disbursements of its counsel, transfer taxes payable on resale of any of the Securities by it and any advertising expenses connected with any offers it may make.
          (f) Not to, and use its reasonable best efforts to ensure that no Affiliate will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.
          (g) Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
          (h) While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.
          (i) If requested by the Initial Purchaser, to use its reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.
          (j) During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not resell, and will use its best efforts to prevent its affiliates (as such term is defined in Rule 144 under the Securities Act) from reselling, any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been acquired by any of them.
          (k) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
          7. Offering of Securities; Restrictions on Transfer. The Initial Purchaser represents and warrants that the Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). The Initial Purchaser agrees with the Company that (i) it has not solicited and will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions.”
          8. Indemnity and Contribution. (a) The Company will indemnify and hold harmless the Initial Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Initial Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, and will reimburse the Initial Purchaser for any legal or other expenses reasonably incurred by such Initial Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Memorandum or the Final Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein.
          (b) The Initial Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein in light of the circumstances under which they were made not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Memorandum or the Final Memorandum or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Initial Purchaser expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Initial Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations including, but not limited to, the timeliness of the notice given as required by Section 8(c). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts to the price to the public at which the Initial Purchaser purchased the Securities from the Company and commissions received by the Initial Purchaser, in each case as set forth in the Final Memorandum. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchaser on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Initial Purchaser was treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it and resold to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of the Act; and the obligations of the Initial Purchaser under this Section 8 shall be in addition to any liability which the Initial Purchaser may otherwise have and shall extend, upon the same terms and conditions, to the Company, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

          9. Termination. The Initial Purchaser may terminate this Agreement by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Final Memorandum.
          10. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
          If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.
          11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
          13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          14. Absence of Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Initial Purchaser, on the other, (b) in connection therewith and with the process leading to such transaction the Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company, (c) the Initial Purchaser has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Initial Purchaser has acted in any capacity other than as initial purchaser pursuant to this Agreement, or owes any fiduciary duty to the Company, in connection with the offering, purchase or sale of the Securities or the process leading thereto.
          15. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Initial Purchaser with respect to the subject matter hereof.
          16. Waiver of Jury Trial. The Company and the Initial Purchaser hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Very truly yours,

NII HOLDINGS, INC.

By:

Name: Robert J. Gilker
Title: Vice President and
General Counsel

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

By:

(Goldman, Sachs & Co.)

SCHEDULE I
Subsidiaries
Nextel International (Services), Ltd.
NII Funding Corp.
NII Aviation, Inc.
Nextel International (Mexico), Ltd.
Nextel International (Uruguay), Inc.
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
NII Holdings (Cayman), Ltd.
Centennial Cayman Corp.
Nextel International (Peru) LLC
Nextel International (Indonesia) LLC
Nextel International (Argentina), Ltd.
Nextel Telecomunicações S.A.
Nextel Telecomunicações Ltda.
Nextel Telecomunicações de Longa Distancia, Ltda.
Nextel Communications Argentina S.A.
Radio Movil Digital Argentina S.A.
Comunicaciones Nextel de México, S.A. de C.V.
Sistemas de Comunicaciones Troncales S.A. de C.V.
Multifon S.A. de C.V.
Prestadora de Servicios de Radiocomunicación S.A. de C.V.
Radiophone S.A. de C.V.
Servicios NII, S.A. de C.V.
Servicios de Radiocomunicación Móvil de México, S.A. de C.V.
Inversiones Nextel de México, S.A. de C.V.
Teletransportes Integrales, S.A. de C.V.
NII Telecom, S.R.L. de C.V.
Fonotransportes Nacionales S.A. de C.V.
Fonotransportes, S.A. de C.V.
Delta Comunicaciones Digitales, S.A. de C.V.
NII PCS, S.A. de C.V.
Nextel Chile S.A.
Multikom S.A.
Centennial Cayman Corp. Chile S.A.
Conect S.A.
Nextel del Perú S.A.
Transnet del Perú S.R.L.
Nextel Uruguay S.A.
Holding Protel, S.A. de C.V.*

*	This company is not a wholly-owned subsidiary.

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SCHEDULE II
List of Persons Subject to Lock-Up Agreements
Steven M. Shindler
Byron R. Siliezar
Lo van Gemert
Robert J. Gilker

II-1

EXHIBIT A
FORM OF OPINION OF WILLIAMS MULLEN, COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(C)
     (i) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     (ii) Each subsidiary of the Company organized in the United States (each a “U.S. Subsidiary” and collectively, the “U.S. Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     (iii) This Agreement has been duly authorized, executed and delivered by the Company.
     (iv) The authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Final Memorandum.
     (v) The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable under the Delaware General Corporation Law.
     (vi) All of the issued and outstanding shares of capital stock of each U.S. Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Company and, to counsel’s knowledge and except as described in the Final Memorandum, are free and clear of all liens and encumbrances.
     (vii) The Securities have been duly authorized and, when executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ rights generally; and the registered holders of the Securities will be entitled to the benefits of the Indenture and the Registration Rights Agreement.
     (viii) The shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Indenture and the Securities, will be validly issued, fully paid and non-assessable under the Delaware General Corporation Law and the issuance of the shares of Common Stock will not be subject to any preemptive or similar rights under the Company’s Articles of Incorporation or Bylaws.
     (ix) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies (C) procedural requirements of law applicable to the exercise of creditors’ rights generally, and (D) as to the Registration Rights Agreement, the effect of public policy on the enforceability of provisions relating to indemnification or contribution.
     (x) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (A) any provision of law applicable to the Company, (B) the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (C) the terms of any agreement or other instrument to be listed on a schedule hereto, or (D) to counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any U.S. Subsidiary, except, with respect to clauses (A) and (C), to the extent that any contravention would not have a Material Adverse Effect.
     (xi) No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except (A) such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities (as to which such counsel need not express any opinion), (B) and by federal and state securities or Blue Sky laws with respect to the Company’s obligations under the Registration Rights Agreement and as to which the failure to so obtain would not materially and (C) adversely affect the ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities.
     (xii) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (xiii) When the Securities are issued and delivered pursuant to the Purchase Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;
     (xiv) The statements relating to legal matters, documents or proceedings included in the Final Memorandum under the captions “Description of Notes,” “Description of Capital Stock” and “Transfer Restrictions,” in each case, fairly summarize, in all material respects, such matters, documents or proceedings.

     (xv) The statements in the Final Memorandum under the caption “Certain United States Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.
     (xvi) Each document filed pursuant to the Exchange Act and incorporated by reference in the Final Memorandum (except for the financial statements, notes thereto and schedules and other financial, numerical, statistical and accounting information and data included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such counsel need not express any opinion), on the date such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.
     (xvii) Assuming (A) the accuracy of, and compliance with, the representations, warranties and agreements of the Company and the Initial Purchaser in this Agreement and (B) that each person to whom the Initial Purchaser offers, sells or delivers the Securities is a qualified institutional buyer as defined in Rule 144A under the Securities Act, or a person (other than a U.S. person) outside the United States in reliance on Regulation S under the Securities Act, it is not necessary in connection with the offer, sale and delivery of the Securities on the Closing Date to the Initial Purchaser under this Agreement or in connection with the initial resale of such Securities by the Initial Purchaser as contemplated by and in accordance with this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.
     (xviii) To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is or may be a party or to which any of the properties of the Company or any of its Subsidiaries is or may be subject that are required to be described in the Final Memorandum and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Final Memorandum that are not described as required.
     In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that the Final Memorandum (except for the Excluded Information, as to which such counsel need not express any opinion) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     With respect to the immediately preceding paragraph, Williams Mullen may state that their beliefs are based upon their participation in the preparation of the Final Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

EXHIBIT B-1
FORM OF OPINION OF ARGENTINA COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(d)
1. Nextel Communications Argentina S.A. (“Nextel Argentina”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Argentina;
2. Nextel Argentina has no subsidiaries;
3. Nextel Argentina (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Argentine governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Argentina and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Argentina, except as described in the Final Memorandum;
4. the statements in the Final Memorandum under the captions “Risk Factors – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business – Operating Companies – Argentina – Competition,” “Business – Operating Companies – Argentina – Purchaser Acquisition,” “Business – Operating Companies – Argentina – Regulatory and Legal Overview” and “Business – Operating Companies – Argentina – Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and
5. there are no restrictions (legal, contractual or otherwise) on the ability of Nextel Argentina: (i) to declare and pay any dividends or make any payment to its stockholders other than those described in the Final Memorandum provided, however, that pursuant to Argentine law repatriation of capital is not freely allowed; and (ii) to transfer any property to its stockholders other than those described in the Final Memorandum; and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company; and such descriptions, if any, fairly summarize such restrictions.

B-1-1

EXHIBIT B-2
FORM OF OPINION OF BRAZIL COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Nextel Telecomunicações Ltda. (“Nextel Brazil”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of the Federative Republic of Brazil (“Brazil”). Under the terms of Nextel Brazil’s Articles of Association and other corporate documents, Nextel Brazil has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel Brazil and its subsidiaries, taken as a whole;
2. each of the subsidiaries of Nextel Brazil is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of Brazil. Under the terms of the subsidiaries of Nextel Brazil’s Articles of Association and other corporate documents, such companies have all corporate power and authority required to own, operate and lease their properties and assets and to carry on their business as described in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on them;
3. Nextel S.A. (“Nextel S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil. Under the terms of Nextel S.A.’s Articles of Association and other corporate documents, Nextel S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel S.A.;
4. except for certain local state and municipal permits related to site leases for the installation of towers, each of Nextel Brazil, Nextel S.A. and the subsidiaries of Nextel Brazil (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Brazilian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to conduct its business in the manner described in or contemplated by the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Brazil, Nextel S.A. and the subsidiaries of Nextel Brazil, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Brazil, Nextel S.A. and the subsidiaries of Nextel Brazil, taken as a whole, except as described in the Final Memorandum;
5. the statements contained in the Final Memorandum under the captions “Risk Factors – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans – We are subject to foreign taxes in the countries in which we operate, which may reduce amounts we receive from our operating companies or may increase our tax costs,” insofar as it relates to certain tax assessment notices received by Nextel Brazil, “Business – Operating Companies – Brazil – Competition,” “Business – Operating Companies – Brazil – Regulatory and Legal Overview” and “Business – Operating Companies – Brazil – Foreign Currency Controls and Dividends,” in each case insofar as certain parts of such statements constitute summaries of Brazilian legal matters, legal documents or legal proceedings referred to therein, are

B-2-1

accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and
6. there are no legal restrictions on the ability of Nextel S.A. (the Brazilian subsidiary through which any dividend is expected to flow), Nextel Brazil and/or the subsidiaries of Nextel Brazil, to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Final Memorandum and such restrictions would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of Nextel S.A. and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

B-2-2

EXHIBIT B-3
FORM OF OPINION OF CHILE COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Centennial Cayman Corp Chile S.A. and Multikom S.A. (the “Operating Companies”) have been duly incorporated, are validly existing as corporations and are in good standing under the laws of Chile, have the corporate power and authority to own their property and to conduct their business as described in the Final Memorandum and are duly qualified to transact business and to own or lease property in Chile, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Operating Companies.
2. The Operating Companies have no subsidiaries.
3. Each of the Operating Companies has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Chilean governmental, administrative or regulatory authorities to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by reference in the Final Memorandum, except: (i) as otherwise described in or contemplated by reference in the Final Memorandum; and/or (ii) to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Operating Companies, taken as a whole.
4. Except as described in or contemplated by reference in the Final Memorandum, to our knowledge, none of the Operating Companies has received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole.
5. The statements contained in the Final Memorandum under the captions “Risk Factors – Risk Factors Relating to our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans” (only as they relate to the Operating Companies), “Risk Factors – Risk Factors Relating to our Company – Government regulations determine how we operate in various countries, which could limit our growth and strategy plans,” “Business – Operating Companies – Chile – Competition,” “Business – Operating Companies – Chile – Regulatory and Legal Overview” and “Business – Operating Companies – Chile – Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Chilean legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.
6. There are no restrictions (legal, contractual or otherwise) on the ability of Operating Companies to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in or incorporated by reference in the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole; and such descriptions, if any, fairly summarize such restrictions (without considering as restrictions for these purposes any relevant taxes to be paid by the Operating Companies at a corporate level or by any shareholder of the Operating Companies as a foreign investor).

B-3-1

EXHIBIT B-4
FORM OF OPINION OF MEXICO COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Comunicaciones Nextel de México, S.A. de C.V. (“Nextel Mexico”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Mexico, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole;
2. each subsidiary of Nextel Mexico has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole;
3. each of Nextel Mexico and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Mexican governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Mexico and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Mexico and its subsidiaries, taken as a whole, except as described in the Final Memorandum; and
4. the statements contained in the Final Memorandum under the captions “Risk Factors – Risk Factors Relating to our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Risk Factors – Risk Factors Relating to our Company – Government regulations determine how we operate in various countries, which could limit our growth and strategy plans,” “Business – Recent Developments,” “Business – Operating Companies – Mexico – Competition,” “Business – Operating Companies – Mexico – Regulatory and Legal Overview,” “Business – Operating Companies – Mexico – Foreign Currency Controls and Dividends” and “Business – Operating Companies –Mexico – Corporate Governance,” in each case insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading;
5. there are no restrictions (legal, contractual or otherwise) on the ability of Nextel Mexico to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders

B-4-1

other than those described in the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the NII Holdings, Inc. and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

B-4-2

EXHIBIT B-5
FORM OF OPINION OF PERU COUNSEL FOR THE COMPANY, PURSUANT TO
SECTION 5(d)
1. Nextel del Perú, S.A. (“Nextel Peru”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Peru, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole;
2. each subsidiary of Nextel Peru has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole;
3. each of Nextel Peru and its subsidiaries (i) has all necessary concessions, licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Peruvian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Peru and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru and its subsidiaries, taken as a whole, except as described in the Final Memorandum; and
4. the statements contained in the Final Memorandum under the captions “Risk Factors – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business – Operating Companies – Peru – Competition,” “Business – Operating Companies – Peru – Regulatory and Legal Overview” and “Business – Operating Companies – Peru – Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of Peruvian law and legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.

B-5-1

EXHIBIT C
FORM OF LOCK-UP AGREEMENT
August ___, 2005
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Ladies and Gentlemen:
          The undersigned understands that Goldman, Sachs & Co. (“Initial Purchaser”) proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with NII Holdings, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the Initial Purchaser of certain convertible notes due 2025 (the “Notes”) of the Company which are convertible into shares of the common stock, par value $0.001 per share (the “Common Stock”), of the Company.
          To induce the Initial Purchaser that is participating in the Offering to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Initial Purchaser, it will not, during the period commencing on the date of the final offering memorandum relating to the Offering (the “Offering Memorandum”), and ending 90 days after the date of the Offering Memorandum (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.
          The foregoing paragraph shall not apply to
(A)	the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof;

(B)	the granting of any options, deferred shares or other equity awards under the Company’s equity incentive plans, so long as such options do not vest and become exercisable or such deferred shares or other awards do not vest, in each case, in the absence of extraordinary events or occurrences beyond the control of the grantee or recipient, until after the expiration of such 90-day period;

(C)	transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market purchases after the completion of the offering of the Notes pursuant to the Purchase Agreement;

(D)	transfers to immediate family members or to a trust of which the transferor or the transferee family members is a beneficiary; transfers as a bona fide gift; or distributions or transfers to partners, members or controlled affiliates of the transferor, provided that, in each case, the transferee, donee or distributee agrees to be bound by the terms hereof;

(E)	transfers effected by the undersigned or the undersigned’s personal representative in the event that the undersigned dies or becomes permanently disabled; and

(F)	transfers pursuant to the terms and conditions of any existing Rule 10b5-1 plans as in effect as of the date hereof.
In addition, the undersigned agrees that, without the prior written consent of the Initial Purchaser, it will not, during the Lock-Up Period make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.
          The undersigned understands that the Company and the Initial Purchaser are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Notwithstanding any of the foregoing, the undersigned understands and agrees that this Lock-Up Agreement shall be effective so long as the Purchase Agreement is entered into by the parties thereto and the Purchase Agreement remains in full force and effect. Any Offering will only be made pursuant to a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchaser.
[Signature Page Follows]

Very truly yours,

(Name)

(Address)

Exhibit D
FORM OF
REGISTRATION RIGHTS AGREEMENT
     REGISTRATION RIGHTS AGREEMENT dated as of August 15, 2005 (this “Agreement”) between NII Holdings, Inc., a Delaware corporation (the “Company”) and Goldman, Sachs & Co. (the “Initial Purchaser”) pursuant to the Purchase Agreement dated August 10, 2005 (the “Purchase Agreement”), between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.
     The Company agrees with the Initial Purchaser, (i) for its benefit as Initial Purchaser and (ii) for the benefit of the beneficial owners (including the Initial Purchaser) from time to time of the Notes (as defined herein) and the beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes (each of the foregoing a “Holder” and together the “Holders”), as follows:
              SECTION 1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     “Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.
     “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.
     “Common Stock” means the shares of common stock, par value $.001 per share, of the Company and any other shares of common stock as may constitute “Common Stock” for purposes of the Indenture, including the Underlying Common Stock.
     “Company” has the meaning set forth in the preamble hereof.
     “Conversion Price” has the meaning assigned to such term in the Indenture.
     “Damages Accrual Period” has the meaning set forth in Section 2(e) hereof.
     “Damages Payment Date” means each February 15 and August 15, except as provided in Section 2(e)(B)(i).
     “Deferral Notice” has the meaning set forth in Section 3(h) hereof.
     “Deferral Period” has the meaning set forth in Section 3(h) hereof.
     “Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.
     “Effectiveness Period” means the period commencing on the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.
     “Event” has the meaning set forth in Section 2(e) hereof.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.
     “Holder” has the meaning set forth in the second paragraph of this Agreement.
     “Indenture” means the Indenture, dated as of August 15, 2005, between the Company and Wilmington Trust Company, as trustee, pursuant to which the Notes are being issued.
     “Initial Purchaser” has the meaning set forth in the preamble hereof.
     “Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.
     “Issue Date” means August 15, 2005.
     “Liquidated Damages Amount” has the meaning set forth in Section 2(e) hereof.
     “Material Event” has the meaning set forth in Section 3(h) hereof.
     “Notes” means the 2.75% Convertible Senior Notes Due 2025 of the Company to be purchased pursuant to the Purchase Agreement.
     “Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Memorandum of the Company dated August 10, 2005 relating to the Notes.
     “Notice Holder” means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.
     “Purchase Agreement” has the meaning set forth in the preamble hereof.
     “Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.
     “Record Holder” means, with respect to any Damages Payment Date relating to any Notes or Underlying Common Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Note or Underlying Common Stock on the February 1 immediately preceding a Damages Payment Date occurring on a February 15, and on the August 1 immediately preceding a Damages Payment Date occurring on a August 15.
     “Registrable Securities” means the Notes until such Notes have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion, the Underlying Common Stock and any securities into or for which such Underlying Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto, under Rule 144(k) or (iii) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legend with respect to transfer restrictions required under the Indenture is removed or removable in accordance with the terms of the Indenture or such legend, as the case may be. Throughout this Agreement, for purposes of determining the holders of a majority of Registrable Securities, Registrable Securities shall be the shares of Underlying Common Stock and Holders of Notes shall be deemed to be the Holders of the number of shares of Underlying Common Stock into which such Notes are or would be convertible as of the date the consent is requested.
     “Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.
     “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
     “Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.
     “Special Counsel” means Shearman & Sterling LLP or one such other successor counsel as shall be specified by the Holders of a majority of all Registrable Securities, but which may, with the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company, the reasonable fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.
     “Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.
     “Trustee” means Wilmington Trust Company, the trustee under the Indenture.
     “Underlying Common Stock” means the Common Stock into which the Notes are convertible or issued upon any such conversion.
          SECTION 2. Shelf Registration. (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the “Filing Deadline Date”) ninety (90) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) registering the resale from time to time by Holders thereof of all of the Registrable Securities (the “Initial Shelf Registration Statement”). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Initial Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Initial

Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred eighty (180) days after the Issue Date, and, except as otherwise provided herein, to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company’s security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement, except as may be described in the Offering Memorandum of the Company dated August 10, 2005.
     (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement (a “Subsequent Shelf Registration Statement”) covering all of the securities that as of the date of such filing are Registrable Securities. If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the expiration of the Effectiveness Period.
     (c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or as otherwise required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(d) below.
     (d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(h). Following the date that the Initial Shelf Registration Statement is declared effective, each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. Each Holder who elects to sell Registrable Securities pursuant to a Shelf Registration Statement agrees, by submitting a Notice and Questionnaire to the Company, it will be bound by the terms and conditions of the Notice and Questionnaire and this Agreement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered pursuant to Section 9(c) hereof, and in any event upon the later of (x) seven (7) Business Days after such date or (y) seven (7) Business Days after the expiration of any Deferral Period that is in effect when the Notice and Questionnaire is delivered or that is put into effect within seven (7) Business Days of such delivery date:
     (i) if required by applicable law, file with the SEC a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and

Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed; and
     (ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire. The Company shall notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(d)(i). Notwithstanding anything contained herein to the contrary, (i) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (ii) the Amendment Effectiveness Deadline Date shall be extended by up to seven (7) Business Days from the expiration of a Deferral Period (and the Company shall incur no obligation to pay Liquidated Damages during such extension or during such Deferral Period) if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.
(e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if, other than as permitted hereunder:
     (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date;
     (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date;
     (iii) the Company has failed to perform its obligations set forth in Section 2(d)(i) within the time period required therein;
     (iv) any post-effective amendment to a Shelf Registration Statement filed pursuant to Section 2(d)(i) has not become effective under the Securities Act on or prior to the Amendment Effectiveness Deadline Date; or
     (v) the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such periods pursuant to Section 3(h) hereof.
Each event described in any of the foregoing clauses (i) through (v) is individually referred to herein as an “Event.” For purposes of this Agreement, each Event set forth above shall begin and end on the dates set forth in the table below:

Type of
Event by	Beginning	Ending
Clause	Date	Date
(i)	Filing Deadline Date	the date the Initial Shelf Registration Statement is filed

(ii)	Effectiveness Deadline Date	the date the Initial Shelf Registration Statement becomes effective under the Securities Act

(iii)	the date by which the Company is required to perform its obligations under Section 2(d)	the date the Company performs its obligations set forth in Section 2(d)

(iv)	the Amendment Effectiveness Deadline Date	the date the applicable post-effective amendment to a Shelf Registration Statement becomes effective under the Securities Act

(v)	the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(h)	termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods to be exceeded
For purposes of this Agreement, Events shall begin on the dates set forth in the table above and shall continue until the ending dates set forth in the table above.
     Commencing on (and including) any date that an Event has begun and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a “Damages Accrual Period”), the Company shall pay interest (“Liquidated Damages Amount”), as liquidated damages and not as a penalty, to Record Holders of Registrable Securities, or shall issue additional shares of Common Stock, as applicable, as set forth below:
(A)	in respect of any Note that is a Registrable Security, the Company agrees to pay interest accruing for each day in the Damages Accrual Period at a rate per annum equal to 0.5% of the principal amount of such Note;

(B)	in respect of any Note that is a Registrable Security and is submitted by a Holder for conversion into Underlying Common Stock during a Damages Accrual Period, the Company agrees (i) to pay on the settlement date in respect to such conversion, interest accruing for each day commencing on (and including) the first day of such Damages Accrual Period and ending on (but excluding) such settlement date at a rate per annum equal to 0.5% of the principal amount of such Note and (ii) to issue and deliver in respect of each $1,000 principal amount of Notes submitted for conversion, additional shares of Underlying Common Stock equal to 3% of the Applicable Conversion Rate (as defined in the Indenture) (except to the extent the Company elects to deliver cash upon conversion in accordance with terms of the Indenture); and

(C)	in respect of Common Stock, each Holder of such Common Stock will not be entitled to any Liquidated Damages Amount;
provided that in the case of a Damages Accrual Period that is in effect solely as a result of an Event of the type described in clause (iii) or (iv) of the preceding paragraph, such Liquidated Damages Amount shall be paid only to the Holders (as set forth in the succeeding paragraph) that have delivered Notices and Questionnaires that caused the Company to incur the obligations set forth in Section 2(d) the non-performance of which is the basis of such Event. Notwithstanding the foregoing, no Liquidated Damages Amount shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.
     The Liquidated Damages Amount shall accrue from the first day of the applicable Damages Accrual Period, and shall be payable on each Damages Payment Date during the Damage Accrual Period (and on the Damages Payment Date next succeeding the end of the Damages Accrual Period if the Damage Accrual Period does not end on a Damages Payment Date) to the Record Holders of the Registrable Securities entitled thereto; provided that any Liquidated Damages Amount accrued with respect to any Note or portion thereof redeemed by the Company on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption or conversion on the applicable redemption date or settlement date with respect to such conversion, as the case may be, on such date (such settlement date promptly following the conversion date, in the case of conversion); provided further that, in the case of an Event of the type described in clause (iii) or (iv) of the first paragraph of this Section 2(e), such Liquidated Damages Amount shall be paid only to the Holders entitled thereto pursuant to such first paragraph by check mailed to the address set forth in the Notice and Questionnaire delivered by such Holder. Any shares of Underlying Common Stock that are payable pursuant to Section 2(e)(B)(ii) herein will be payable on the date on which other shares of Underlying Common Stock otherwise deliverable are required to be delivered by the Company pursuant to Section 14.02 of the Indenture. The Trustee shall be entitled, on behalf of registered holders of Notes or Underlying Common Stock, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages Amount. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude any Holder from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement in accordance with applicable law.
     All of the Company’s obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(k)).
     The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

          SECTION 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, during the Effectiveness Period, the Company shall:
     (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC (but excluding reports filed with the SEC under the Exchange Act), furnish to the Initial Purchaser and the Special Counsel, if any, copies of all such documents proposed to be filed at least three (3) Business Days prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto.
     (b) Subject to Section 3(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.
     (c) As promptly as practicable give notice to the Notice Holders, the Initial Purchaser and the Special Counsel, if any (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information relating to the Shelf Registration Statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 3(h) shall apply.
     (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Initial Purchaser of the withdrawal of any such order.
     (e) As promptly as practicable furnish to each Notice Holder, the Special Counsel, if any, and the Initial Purchaser, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and, if requested, all documents incorporated or deemed to be incorporated therein by reference.

     (f) Deliver to each Notice Holder, the Special Counsel, if any, and the Initial Purchaser, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.
     (g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel, if any, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject.
     (h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus:
     (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

     (ii) give notice to the Notice Holders and the Special Counsel, if any, that the availability of the Shelf Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.
The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of any Registration Statement or any Prospectus, without incurring or accruing any obligation to pay liquidated damages pursuant to Section 2(e) (the “Deferral Period”); provided that the aggregate duration of any Deferral Periods shall not exceed 30 days in any three month period (or 60 days in any three month period in the event of a Material Event pursuant to which the Company has delivered a second notice as required below) or 90 days in any twelve (12) month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 2(e), deliver to Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice.
     (i) If reasonably requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Registrable Securities, any broker-dealers, underwriters, attorneys and accountants retained by such Notice Holders, and any attorneys or other agents retained by a broker-dealer or underwriter engaged by such Notice Holders, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for the Notice Holders, or any such broker-dealers, underwriters, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided that such persons shall first agree in writing with the Company that any information that is reasonably designated by the Company as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement; and provided further that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by Special Counsel, if any, or another representative selected by a majority of Registrable Securities being sold by such Holders pursuant to such Registration Statement. Any person legally compelled or required by administrative or court order or by a regulatory authority to disclose any such confidential information made available for inspection shall provide the Company with prompt prior written notice of such requirement so that the Company may seek a protective order or other appropriate remedy.
     (j) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.
     (k) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.
     (l) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and, if requested, provide the Trustee and the transfer agent for the Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.
     (m) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.
     (n) In the case of a Registration Statement involving an underwritten offering, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in reasonably customary form) and take all such other action, if any, as Holders of a majority of the Registrable Securities being sold or any managing underwriters reasonably shall request in order to facilitate any disposition of Notes and Underlying Common Stock pursuant to such Registration Statement, including, without limitation, (i) using its reasonable best efforts to cause its counsel to deliver an opinion or opinions in reasonably customary form, (ii) using its reasonable best efforts to cause its officers to execute and deliver all customary documents and certificates and (iii) using its reasonable best efforts to cause its independent public accountants to provide a comfort letter or letters in reasonably customary form.
     (o) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.
          SECTION 4. Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any

Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Holder or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.
          SECTION 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of the Special Counsel, if any, in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) fees and disbursements of counsel for the Company in connection with any Registration Statement, (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and (vi) any Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay selling expenses, including any underwriting discount and commissions, all registration expenses to the extent required by applicable law and, except as otherwise provided herein, fees and expenses of counsel to such seller.
          SECTION 6. Indemnification and Contribution.
     (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Notice Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Notice Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein.
     (b) Indemnification by the Notice Holders and any Agents and Underwriters. Each Notice Holder agrees, as a consequence of the inclusion of any of such Notice Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Notice Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations including, but not limited to, the timeliness of the notice given as required by Section 6(c). The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Notice Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Notice Holders and any underwriters, selling agents or other securities professionals in this Section 6(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.
     (e) Notwithstanding any other provision of this Section 6, in no event will any (i) Notice Holder be required to undertake liability to any person under this Section 6 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.
     (f) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.
          SECTION 7. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.
          SECTION 8. Underwritten Registrations. The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities to an underwriter in an underwritten offering for reoffering to the public. If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of such Registrable Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts and any transfer taxes in connection therewith. No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          SECTION 9. Miscellaneous.
     (a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, this Agreement may be amended by written agreement signed by the Company and the Initial Purchaser, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by facsimile, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:
     (i)      if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;
     (ii)     if to the Company, to:
NII Holdings, Inc.
10700 Parkridge Boulevard, Suite 600
Reston, Virginia 20191
Attention: General Counsel
Fax: (703) 390-5191
with a copy to:
Williams Mullen
A Professional Corporation
1021 East Cary Street
Richmond, Virginia 23219
Attention: Robert E. Spicer, Jr., Esq.
Fax: (804) 783-6507
     (iii)   if to the Initial Purchaser, to:
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
Attention: Registration Department
Fax: (212) 902-3000
with a copy to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Attention: Andrew Schleider, Esq.
Fax: (212) 848-7179
or to such other address as such person may have furnished to the other persons identified in this Section 9(c) in writing in accordance herewith.
     (d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.
     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, the Indenture and the Notes, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement, the Indenture and the Notes.
     (k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NII HOLDINGS, INC.
By:
	Name:	Robert J. Gilker
	Title:	Vice President and General Counsel

Confirmed and accepted as
of the date first above written:
GOLDMAN, SACHS & CO.

By:
(Goldman, Sachs & Co.)

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